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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of report (date of earliest event reported): June 13, 2003




                             FLEMING COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


        OKLAHOMA                              1-8140                              48-0222760
(State of incorporation              (Commission file number)       (I.R.S. employer identification number)
    or organization)

                  1945 LAKEPOINTE DRIVE
                    LEWISVILLE, TEXAS                                                 75057
         (Address of principal executive offices)                                  (Zip code)

       Registrant's telephone number, including area code: (972) 906-8000

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On June 13, 2003, Fleming Companies, Inc. (the "Company") issued a press release announcing key strategic initiatives with respect to the Company, including initiatives for its core grocery wholesale business and its separate
Core-Mark subsidiary. The Company announced that it will continue its operational improvement initiatives in both its core grocery wholesale business and its separate Core-Mark subsidiary while also exploring strategic sale opportunities in response to inquiries from potential buyers. The Company also announced that the Company has decided to discontinue operations at and close the following three grocery wholesale divisions: Geneva, Alabama; Lafayette, Louisiana; and Superior, Wisconsin. The selected divisions are scheduled to discontinue operations by the end of July 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Pursuant to the rules and regulations of the Securities and Exchange
Commission, the exhibit referenced below and the information set forth therein are deemed to have been furnished pursuant to Item 9 hereof and shall not be deemed to have been "filed" under the Securities Exchange Act of 1934.

         (c)      EXHIBITS

         EXHIBIT
         NUMBER                    DESCRIPTION

         99.1                --    Press release dated June 13, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

         On June 13, 2003, the Company issued a press release announcing the matters referenced in Item 5 hereof. A copy of such press releases is furnished as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press release and the information set forth therein is deemed to have been furnished pursuant to this Item 9 and shall not be deemed to have been "filed" under the Securities Exchange Act of 1934.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FLEMING COMPANIES, INC.


Date:  June 13, 2003                  By: /s/ EDWARD J. STENGER
                                          --------------------------------------
                                          Edward J. Stenger
                                          Chief Restructuring Officer


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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------
99.1                --    Press release dated June 13, 2003.